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                                  EXHIBIT 10.3

                          Registration Rights Agreement



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                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 11, 1998, between NATIONAL MEDIA CORPORATION, a Delaware corporation (the "Company"), and NM ACQUISITION CO., LLC, a Delaware limited liability company ("ACO").

         In consideration of the covenants contained herein, the parties hereto hereby agree as follows:

         1.       Definitions and Construction.

                  (a) Definitions.  For purposes of this Agreement:

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the Company's currently authorized class of common stock, $0.01 par value, and stock of any other class or other consideration into which such currently authorized common stock may hereafter have been changed.

                  "Equity Security" means any stock or similar security of the Company or any security (whether stock of debt) convertible or exchangeable, with or without consideration, into any stock or similar security, or any security (whether stock or debt) with an attached warrant, stock appreciation right or right to subscribe to or purchase any stock or similar security, or any such warrant or right.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Holder" means ACO or any assignee of ACO's rights hereunder, pursuant to Section 6, who or which owns or has the right to acquire any Restricted Stock.

                  "Person" means an individual, a limited liability company, a corporation, a partnership, an unincorporated association, a trust, or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

                  "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar documents in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  "Registration Statement" means a registration form under the Securities Act subsequently adopted by the Commission, pursuant to which all Restricted Stock is registered with the Commission.



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                  "Restricted Stock" has the meaning set forth in the Stock
Purchase Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Stock Purchase Agreement" means the Stock Purchase Agreement, dated as of August 11, 1998, between the Company and ACO.

                  (b) Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, references to any gender include any other gender, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, exhibit and schedule references are to this Agreement, unless otherwise specified. Any reference to this Agreement or any other document includes any and all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

         2. Company Registration. As soon as practicable after the Closing Date (as defined in the Stock Purchase Agreement) or, in the event of a Further Closing, as soon as practicable after the date thereof, the Company shall:

                  (a) Prepare and file with the Commission a Registration Statement with respect to all Restricted Stock and use its best efforts to cause such Registration Statement to become effective and to keep such Registration Statement effective for a period of up to two years ending on the earlier of (i) the second anniversary of the Closing Date and (ii) the first date upon which there is no longer any Holder.

                  (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the dispositions of any Restricted Stock.

                  (c) Furnish to Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of any Restricted Stock owned by them.

                  (d) Use its best efforts to register and qualify the Restricted Stock under such other securities or Blue Sky laws of such states or other jurisdictions as shall be reasonably requested

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by any Holders, provided that the Company is not thereby obligated to qualify to do business in such state or jurisdiction.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement.

                  (f) Notify each Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Cause all Restricted Stock to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (h) Provide a transfer agent and registrar for all Restricted Stock and a CUSIP number for all Restricted Stock, in each case not later than the effective date of the Registration Statement referred to in Section 2(a).

                  (i) Use its best efforts to furnish to each Holder on the date that such Restricted Stock is delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such Restricted Stock is being sold through underwriters: (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders, if permissible under applicable accounting rules and regulations.

         3. Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the Holders shall be borne by the Company.

         4. Underwriting Requirements. Except for the Registration Rights Agreement dated as of December 19, 1994, by and among the Company and the persons whose signatures appear on the signature page thereof, the Registration Rights Agreement dated as of September 4, 1997, as

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amended April 14, 1998, by and among the Company and the Initial Investors (as defined therein), and that certain Securities Purchase Agreement dated September 30, 1994 by and among the Company and the persons whose signatures appear on the signature page thereof, each as amended prior to the date of this Agreement (collectively, the "Series B and D Registration Rights Agreements"), in connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall include any of the Holders' Restricted Stock in such underwriting if such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters), but only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Restricted Stock, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Restricted Stock, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders).

         5. Indemnification.  With respect to all Restricted Stock:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder or underwriter (as defined in the Securities Act, or the Exchange Act), against any losses, claims, damages, or liabilities (joint or several) to which such Holder or underwriter may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereof;
(ii) the omission or alleged omission to state therein a material fact required to be stated thereof, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any rule or regulation promulgated under the Securities Act or the Exchange Act; and the Company will pay to each such Holder or underwriter any legal or other expenses reasonably incurred by each such Holder or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement contained in this subsection 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in


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conformity with information furnished expressly for use in connection with such registration by such Holder or underwriter.

                  (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities pursuant to such Registration Statement, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this subsection 5(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided that the indemnity agreement contained in this subsection 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity by a Holder under this subsection 5(b) exceed the fair market value of all of such Holder's Restricted Stock.

                  (c) Promptly after receipt of notice, by an indemnified party under this Section 5, of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 5.

                  (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability,


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claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. This relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) The obligations of the Company and Holders under this
Section 5 shall survive the completion of any offering of Restricted Stock pursuant to a Registration Statement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the party opposing such indemnified party of a release from all liability with respect to such claim or litigation.

         6. Assignment of Registration Rights. The rights to cause the Company to register Restricted Stock pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder to any person to whom the Holder transfers any Restricted Stock in accordance with the terms of any applicable agreement provided that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Restricted Stock with respect to which such registration rights are being assigned.

         7. Future Registration Rights. Subject to the Series B and D Registration Rights Agreements and other than pursuant to this Agreement, the Company shall not after the date hereof agree with any holder of Equity Securities (other than an underwriter in connection with a public offering) to register any Equity Securities under the Securities Act unless such agreement specifically provides that (a) the holder of such Equity Securities may not participate in any demand registration without the consent of a majority of all Restricted Stock held by Holders unless (i) the sale of the Restricted Stock is to be underwritten on a firm commitment basis and the managing underwriter concludes that the public offering or sale of such Equity Securities would not interfere with the successful public offering and sale of all Restricted Stock to be sold and (ii) the Holders shall have the right to participate, to the extent they may request, in any registration statement initiated under a demand

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registration right exercised by the holder of such Equity Securities, except that if the managing underwriter of a public offering made pursuant to such a demand registration limits the number of shares of Common Stock to be sold the participation of the Holders and the holders of all other Common Stock (other than the Equity Securities held by such holder of Equity Securities) shall be pro rata based upon the number of shares of Common Stock and Restricted Stock owned, and (b) all Equity Securities excluded from any registration as a result of the foregoing limitations may not be publicly offered or sold for a period of at least ninety (90) days after the closing of any public offering of Restricted Stock registered pursuant to this Agreement.

         8. Miscellaneous

                  (a) Notices. All notices, requests, and other communications to any party under this Agreement shall be in writing and shall be given to such party at its address or facsimile number set forth on the signature pages hereof (or in the case of a subsequent Holder, addressed to such address or facsimile number as such Holder may hereafter specify to the Company) or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties. Each such notice, request or other communication shall be effective: (i) if given by facsimile, when the party sending the facsimile has telephonically confirmed its receipt, (ii) if given by registered or certified mail, return receipt requested, 72 hours after such communication is deposited in the mails with postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section.

                  (b) No Waivers; Rights and Remedies Cumulative. No failure or delay by any person in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

                  (c) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

                           (i)      GOVERNING LAW.  THIS AGREEMENT SHALL BE
DEEMED TO HAVE BEEN MADE IN THE STATE OF DELAWARE AND THE VALIDITY, CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                           (ii)     JURISDICTION AND VENUE.  TO THE MAXIMUM
EXTENT PERMITTED BY LAW, THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT OR THE OTHER


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INVESTMENT DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE DELAWARE COURT OF
CHANCERY, COUNTY OF NEW CASTLE, DELAWARE, OR IF JURISDICTION IS NOT AVAILABLE IN SUCH COURT, IN ANY OTHER DELAWARE STATE COURT. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SUBSECTION (ii) AND STIPULATE THAT SUCH COURTS SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER EACH SUCH PARTY FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, OR THE OTHER INVESTMENT DOCUMENTS. TO THE MAXIMUM EXTENT PERMITTED BY LAW, SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST THE COMPANY MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS SPECIFIED FOR NOTICES PURSUANT TO THIS AGREEMENT.

                  (iii) WAIVER OF TRIAL BY JURY. TO THE MAXIMUM EXTENT THEY MAY LEGALLY DO SO, THE PARTIES TO THIS AGREEMENT HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR THE OTHER INVESTMENT DOCUMENTS, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, THE OTHER INVESTMENT DOCUMENTS, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES TO THIS AGREEMENT HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SUBSECTION (iii) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

                  (d) Counterparts; Facsimile Signatures. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering an executed counterpart of the signature page to this Agreement by facsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, but the failure to deliver such


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manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

                  (e) Other Rights. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (f) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holders of at least a majority of the Registrable Securities; provided that this Agreement may be amended with the consent of the Holders of less than all Registrable Securities only in a manner which affects all Registrable Securities in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  (g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  (h) Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other


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party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the day and year first above written.

COMPANY:                          NATIONAL MEDIA CORPORATION,
                                  a Delaware corporation


                                  By
                                     -------------------------------------------
                                           Name:
                                           Title:

                                  Address for Notices:

                                  Attn:  General Counsel
                                  Eleven Penn Center
                                  Suite 1100
                                  1835 Market Street
                                  Philadelphia, PA  19103
                                  Telephone:  (215) 988-4600
                                  Facsimile:  (215) 988-4869




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ACO:                                        NM ACQUISITION CO., LLC,
                                            a Delaware limited liability company

                                            By its Manager,
                                            TEMPORARY MEDIA CO., LLC,
                                            a Delaware limited liability company


                                            By
                                               ---------------------------------
                                                     Name:  Eric Weiss
                                                     Title:  Managing Member

                                            Address for Notice:

                                            Attn:  Stuart D. Buchalter, Esq.
                                            Buchalter, Nemer, Fields & Younger
                                            601 S. Figueroa Street, Suite 2400
                                            Los Angeles, CA 90017-5704
                                            Telephone:  (213) 891-0700
                                            Facsimile:  (213) 896-0400